Exhibit 3.161

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

Veolia ES Solid Waste of PA, Inc.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1	ARTICLES OF INCORPORATION filed on February 1, 1973

2	CHANGE OF REGISTERED OFFICE-Domestic filed on February 17, 1999

3	ARTICLES OF AMENDMENT-BUSINESS filed on August 11, 1999

4	ARTICLES OF AMENDMENT-BUSINESS filed on September 18, 2001

5	ARTICLES MERGER/CONSOLIDATION-ALL TYPES filed on December 18, 2001

(List of documents continued on next page)

Certification Number: 10658412-1

Verify this certificate online at http:/1\f’v’\l’v’W.corporations.state.pa.us/corp/soskb/verify.asp

(List of documents continued)

6	ARTICLES MERGER/CONSOLIDATION-ALL TYPES filed on December 27, 2002

7	ARTICLES OF AMENDMENT-BUSINESS filed on June 9, 2006

which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Secretary of the Commonwealth

Certification Number: 10658412-1

Verify this certificate online at http:/1\f’v’\l’v’W.corporations.state.pa.us/corp/soskb/verify.asp

Commonwealth of Pennsylvania

Department of State

DSCB-1 (Rev. 3-63)

ARTICLES OF INCORPORATION

File Number

1. Name: Santangelo Hauling, Inc.

2. Address of Registered Offices:	900 Selma Street, Norristown
Montgomery County, Pa. 19401

3. Purposes: The corporation is organized under the Business Corporation Law, Act of 1933, P.L. 364, as amended, to engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under this act.

4. Term of Existence: Perpetual

5. Stock: One Thousand (1,000) shares of capital stock of the par value of One Hundred Dollars ($100.00) each, amounting in the aggregate to One Hundred Thousand Dollars ($100,000.00).

All shareholders of this Corporation shall have preemptive or preferential right of subscription to shares of stock of this Corporation whether now or hereafter authorized.

6. First Directors:	Name:	Address:

	Charles F. Santangelo	144 Powell Street
Norristown, Pa.

	Helen Santangelo	900 Selma Street
Norristown, Pa.

7. Incorporators:	Name:	Address:	No. and Class of Shares

	Charles F. Santangelo	144 Powell Street	1
		Norristown, Pa.

	Helen Santangleo	900 Selma Street	1
		Norristown, Pa.

8. Signed and Sealed this 25th day of January, 1973.

9. Date Approved:

10: APPROVED: Secretary of the Commonwealth

Commonwealth of Pennsylvania

Department of State

Office of the Secretary of the Commonwealth

To all to whom these Presents shall come, Greeting:

WHEREAS, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law.

AND WHEREAS, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

SANTANGELO HAULING, INC.

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation law and all other applicable laws of this Commonwealth.

GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 1st day of February in the year of our Lord one thousand nine hundred and seventy-three and of the Commonwealth the one hundred and ninety-seventh.

Microfilm Number

Entry Number	317872

STATEMENT OF CHANGE OF REGISTERED OFFICE

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

    X     Domestic Business Corporation (l5 Pa.C.S.§1507)

             Foreign Nonprofit Corporation (l5 Pa.C.S.§6144)

             Foreign Business Corporation (15 Pa.C.S.§4144)

             Domestic Limited Corporation (15 Pa.C.S.§8506)

             Domestic Nonprofit Corporation (15 Pa.C.S.§5507)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Santangelo Hauling, Inc.

2. The (a) address of this corporations’ or limited partnership’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	900 Selma Street, Norristown, PA 19401	Montgomery

	Number and Street, City, State, Zip	County

(b) c/o:

	Name of Commercial Registered Office Provider	County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and Street, City, State, Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:	CT CORPORATION SYSTEM	Philadelphia

	Name of Commercial Registered Office Provide	County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (Strikeout if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized office this 15th day of February, 1999.

Name of Corporation/Limited Partnership

CONSENT TO USE OF SIMILAR NAME

DSCB:17.3 (Rev 90)

Pursuant to 19 Pa. Code § 17.3 (relating to use of a confusingly similar name) the undersigned associates, desiring to consent to the use by another association of a name which is confusingly similar to its name, hereby certifies that:

1. The name of the association executing this Consent to Use of Similar Name is: Superior Waste Services of Pennsylvania, Inc.

2. The (a) address of this association’s current registered office in the Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	319 Market Street, Harrisburg, PA 15824

	Number and Street, City, State, Zip	County

(b) c/o:	Corporation Service Company	Philadelphia

	Name of Commercial Registered Office Provider	County

For an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purposes.

3. The date of its incorporation or other organization is: March 13, 1997

4. The statute under which it was incorporated or otherwise organized is: Business Corporation Law of 1988 as amended

The association(s) entitled to the benefit of this Consent to Use of Similar Name is (are): Superior Waste Services of Delaware Valley, Inc.

6. A check in this box: ☒ indicates that the association executing this Consent to Use of Similar Name is the parent or prime affiliate of a group of associations using the same name with geographic or other designations, and that such association is authorized to and does hereby act of behalf of all such affiliated associations, including the following (see 19 Pa. Code § 17.3 (c) (6)):

IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 9th day of August, 1999.

(Name of Association)

Microfilm Number

Entry Number	317872

ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

DSCB:15-1915 (Rev 90)

In compliance with the requirements of 15 Pa. C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: Santangelo Hauling, Inc.

2. The (a) address of this corporation’s current registered office in the Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)

	Number and Street, City, State, Zip	County

(b) c/o:	CT Corporation System	Philadelphia

	Name of Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation Law, Act of 1933, as amended.

4. The date of its incorporation is: February 1, 1973

5. (Check, and if appropriate complete, one of the following):

    X       The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

the amendment shall be effective on		at
	Date	Hour

6. (Check one of the following):

               The amendment was adopted by the shareholders (or members) pursuant to 15 Pa. C.S. § 1914(a) and (b).

    X       The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c).

7. (Check, and if appropriate complete, one of the following):

    X       The amendment adopted by the corporation, set forth in full, is as follows:

              The name of the corporation shall be Superior Waste Services of Delaware Valley, Inc.

              The amendment adopted by the corporation set forth in full in Exhibit A attached hereto and made a part hereof.

8.           The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 9th day of August, 1999.

(Name of Corporation)

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Articles of Amendment-Domestic Corporation (15 Pa.C.S.)

Entity Number: 0317872

    X     Business Corporation (§ 1915).

            Nonprofit Corporation (§ 5915).

Name: Superior Services, Inc. c/o Melissa Wild

Address: 125 South 84th Street, Suite 200

City, State, Zip Code: Milwaukee, WI 53214

Document will be returned to the name and address you enter to the left.

Fee: $52

Filed in the Department State on Sep 18, 2001

Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is: Superior Waste Services of Delaware Valley, Inc.

2. The (a) address of this corporation’s current registered office in the Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	1635 Market Street, Norristown, PA 19401;	Montgomery

	Number and Street, City, State, Zip	County

(b) c/o:	CT Corporation System	Montgomery

	Name of Commercial Registered Office Provider	County

3. The statute by or under which it was incorporated:

Business Corporation Law, Act of 1933, P.L. 361.

4. the date of its incorporation: 2/1/73

5. Check, and if appropriate complete, one of the following:

    X     The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

The amendment shall be effective on		at
	Date	Hour

6. (Check one of the following):

             The amendment was adopted by the shareholders or members pursuant to 15 Pa. C.S. § 1914(a) and (b) or § 5914(a).

    X     The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7. (Check, and if appropriate complete, one of the following):

    X     The amendment adopted by the corporation, set forth in full, is as follows: The name of the corporation shall be Onyx Waste Services, Inc.

             The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

X The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 7th day of September, 2001.

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Articles/Certificate of Merger (15 Pa.C.S.)

Entity Number: 0317872

    X     Domestic Business Corporation (§ 1926).

             Domestic Nonprofit Corporation (§ 5926).

             Limited Partnership (§ 8547).

Name:

Address:

City, State, Zip Code:

Document will be returned to the name and address you enter to the left.

Fee: $108 plus $28 additional for each Party in additional to two

Filed in the Department of State on Dec 18, 2001

Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby states that:

1. The name of the corporation/limited partnership surviving the merger is: Onyx Waste Services, Inc.

2. Check and complete on of the following:

☒ The surviving corporation/limited partnership is a domestic business/nonprofit corporation/ limited partnership and the (a) address of its current registered office in the Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)

	Number and Street, City, State, Zip	County

(b) c/o:	CT Corporation System	Philadelphia

	Name of Commercial Registered Office Provider	County

☐ The surviving corporation/limited partnership is a qualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of                      and the (a) address of its current registered office in the Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)

	Number and Street, City, State, Zip	County

(b) c/o:

	Name of Commercial Registered Office Provider	County

☐ The surviving corporation/limited partnership is a nonqualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of                      and the address of its principal office under the laws of such domiciliary jurisdiction is:

(a)

	Number and Street, City, State, Zip	County

3. The name and address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit corporation/limited partnership and qualified foreign business/nonprofit corporation/limited partnership which is a party to the plan of merger are as follows:

Superior Wastes Services of Pennsylvania, Inc. c/o CT Corporation System, Philadelphia County

4. (Check, and if appropriate complete, one of the following):

☒ The plan of merger shall be effective upon filing these Articles/Certificate of Merger in the Department of State.

☐	The amendment shall be effective on		at
		Date	Hour

5. The manner in which the plan of merger was adopted by each domestic corporation/limited partnership is as follows:

Onyx Waste Services, Inc. and Superior Waste Services of Pennsylvania, Inc.: Adopted by the directors and the sole shareholder pursuant to 15 Pa.C.S.§1924(a).

6. Strike out this paragraph if no foreign corporation/limited partnership is a party to the merger.

~~The plan was authorized, adopted or approved, as the case may be, by the foreign business/ nonprofit corporation/limited partnership (or each of the foreign business/nonprofit corporations/limited partnerships) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated/organized.~~

7. (Check, and if appropriate complete, one of the following):

☒ The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

☐ Pursuant to 15 Pa.C.S. § 1901/§ 8547(b) (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation/Certificate of Limited Partnership of the surviving corporation/limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is:

Number and Street, City, State, Zip	County

IN TESTIMONY WHEREOF, the undersigned corporation/limited partnership has caused these Articles/Certificate of Merger to be signed by a duly authorized officer thereof this 17th day of December, 2001.

EXHIBIT A

PLAN OF MERGER

THIS PLAN OF MERGER is made as of the 17th day of December, 2001, by and between SUPERIOR SERVICES, INC., a Wisconsin Corporation (“Superior’’), ONYX WASTE SERVICES, INC., a Pennsylvania corporation (“Onyx” or the “Surviving Corporation”) and SUPERIOR WASTE SERVICES OF PENNSYLVANIA, INC., a Pennsylvania corporation (“SWS”).

RECITALS

WHEREAS, Onyx and SWS are wholly owned subsidiaries of Superior; and

WHEREAS, Superior, Onyx and SWS deem it advisable and to the advantage of each corporation that SWS be merged into Onyx pursuant to Section 1921 of the Pennsylvania Business Corporation Law for the purpose of obtaining greater efficiency and economy in the management of the business of each corporation.

NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants and promises contained herein, the parties agree as follows:

1. Merger. SWS shall merge with and into Onyx and the Surviving Corporation shall continue to exist under the laws of the Commonwealth of Pennsylvania.

2. Articles of Incorporation. The Articles of Incorporation, as amended, of Onyx at the Effective Time (as defined herein) shall be the Articles of Incorporation of the Surviving Corporation.

3. Effective Time. The Plan of Merger shall become effective on December 31, 2001 at 12:01 a.m. E.S.T. (the “Effective Time”).

4 Bylaws. The Bylaws of Onyx shall be the Bylaws of the Surviving Corporation, until amended as provided therein.

5. Officers and Directors. The officers and directors of the Surviving Corporation at the Effective Time shall be the officers of the Corporation and shall serve until the next annual meeting of the shareholders and directors and until their respective successors have been duly elected or appointed and qualified.

6. Conversion of Shares. At the Effective Time of the Merger, each of the issued and outstanding shares of common stock of SWS shall be cancelled without consideration.

7. Effect of Merger. At the Effective Time, SWS shall be merged into Onyx, which shall be the Surviving Corporation and which shall continue its corporate existence under the laws of the Commonwealth of Pennsylvania. The separate existence and the corporate organization of SWS shall cease at the Effective Time, and the Surviving Corporation shall possess all rights, privileges, immunities and franchises, of a public and of a private nature, of each of SWS and Onyx; and all the property, real, personal and mixed, and all debts due in whatever account, and all other causes of action, and all and every other interest of or belonging to each of Onyx and SWS shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of Onyx and SWS.

8. Abandonment of Plan. Notwithstanding the foregoing, this Plan of Merger may be terminated and abandoned by the Board of Directors of Onyx and SWS at any time prior to the Effective Time of the Articles of Merger, subject to the contractual rights of the parties.

IN WITNESS WHEREOF, this Plan of Merger is entered into effective the day and year first above written.

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Articles/Certificate of Merger (15 Pa.C.S.)

Entity Number: 0317872

    X     Domestic Business Corporation (§ 1926).

             Domestic Nonprofit Corporation (§ 5926).

             Limited Partnership (§ 8547).

Name:

Address:

City, State, Zip Code:

Document will be returned to the name and address you enter to the left.

Fee: $108 plus $28 additional for each Party in additional to two

Filed in the Department State on Dec 18, 2001

Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby states that:

1. The name of the corporation/limited partnership surviving the merger is: Onyx Waste Services, Inc.

2. Check and complete on of the following:

☒ The surviving corporation/~~limited partnership~~ is a domestic business/~~nonprofit~~ corporation/~~limited partnership~~ and the ~~(a) address of its current registered office in the Commonwealth or~~ (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)

	Number and Street, City, State, Zip	County

(b) c/o:	CT Corporation System	Philadelphia

	Name of Commercial Registered Office Provider	County

☐ The surviving corporation/limited partnership is a qualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of                      and the (a) address of its current registered office in the Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)

	Number and Street, City, State, Zip	County

(b) c/o:

	Name of Commercial Registered Office Provider	County

☐ The surviving corporation/limited partnership is a nonqualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of                      and the address of its principal office under the laws of such domiciliary jurisdiction is:

(a)

	Number and Street, City, State, Zip	County

3. The name and address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit corporation/limited partnership and qualified foreign business/nonprofit corporation/limited partnership which is a party to the plan of merger are as follows:

CBF Hauling, Inc., CT Corporation System, Philadelphia

4. (Check, and if appropriate complete, one of the following):

☐ The plan of merger shall be effective upon filing these Articles/Certificate of Merger in the Department of State.

☒	The amendment shall be effective on	December 31, 2002	at
		Date	Hour

5. The manner in which the plan of merger was adopted by each domestic corporation/limited partnership is as follows:

Name:	Onyx Waste Services, Inc. Manner of Adoption: Board of Director Approval

Name:	CBF Hauling, Inc. Manner of Adoption: Shareholder and Board of Director Approval

6. Strike out this paragraph if no foreign corporation/limited partnership is a party to the merger.

The plan was authorized, adopted or approved, as the case may be, by the foreign business/ nonprofit corporation/limited partnership (or each of the foreign business/nonprofit corporations/limited partnerships) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated/organized.

7. (Check, and if appropriate complete, one of the following):

☒ The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

☐ Pursuant to 15 Pa.C.S. § 1901/§ 8547(b) (relating to omission of certain provisions from filed plans) the provisions, is any, of the plan of merger that amend or constitute the operative provisions of the Articles of incorporation/Certificate of Limited Partnership of the surviving corporation/limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is:

Number and Street, City, State, Zip	County

IN TESTIMONY WHEREOF, the undersigned corporation/limited partnership has caused these Articles/Certificate of Merger to be signed by a duly authorized officer thereof this 26th day of December, 2002.

EXHIBIT A

PLAN OF MERGER

THIS PLAN OF MERGER is made as of the 26th day of December, 2002, by and among ONYX WASTE SERVICES, INC., a Wisconsin corporation (“Onyx”), ONYX WASTE SERVICES, INC., a Pennsylvania corporation (“Onyx PA” or the “Surviving Corporation”) and CBF HAULING, INC., a Minnesota corporation (the “Merging Corporation”).

RECITALS

WHEREAS, Onyx PA and the Merging Corporation are wholly owned subsidiaries of Onyx; and

WHEREAS, Onyx, Onyx PA and the Merging Corporation deem it advisable and to the advantage of each corporation that the Merging Corporation be merged into Onyx PA for the purposes of obtaining greater efficiency and economy in the management of the business of each corporation.

NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants and promises contained herein, the parties agree as follows:

1. Merger. The Merging Corporation shall merge with and into Onyx PA and the Surviving Corporation shall continue to exist under the laws of the State of Pennsylvania.

2. Articles of Incorporation. The Articles of Incorporation, as amended, of Onyx PA at the Effective Time (as defined herein) shall be the Articles of Incorporation of the Surviving Corporation.

3. Effective Time. The term “Effective Time” shall mean December 31, 2002.

4 Bylaws. The Bylaws of Onyx PA shall be the Bylaws of the Surviving Corporation, until amended as provided therein.

5. Officers and Directors. The officers of the Surviving Corporation at the Effective Time shall be Paul R. Jenks, President; Jeffrey P. Adix, Vice President; Richard L. Burke, Vice President; James C. Maher, Vice President; George K. Farr, Treasurer; Raphael B. Bruckert, Assistant Treasurer; Henry P. Karius, Assistant Treasurer; Jane A. Fowler, Secretary; and Scott S. Cramer, Assistant Secretary, and the directors of the Surviving Corporation at the Effective Time shall be G.W. “Bill” Dietrich, Paul R. Jenks and George K. Farr to serve until the next annual meeting of the shareholders and directors and until their respective successors have been duly elected or appointed and qualified.

6. Conversion of Shares. At the Effective Time of the Merger, each of the issued and outstanding shares of common stock of the Merging Corporation shall be cancelled without consideration.

7. Effect of Merger. At the Effective Time, the Merging Corporation shall be merged into Onyx PA, which shall be the Surviving Corporation and which shall continue its corporate existence under the laws of the State of Pennsylvania. The separate existence and the corporate organization of the Merging Corporation shall cease at the Effective Time, and the Surviving Corporation shall possess all rights, privileges, immunities and franchises, of a public and of a private nature, of each Onyx PA and the Merging Corporation; and all the property, real, personal and mixed, and all debts due in whatever account, and all other causes of action, and all and every other interest of or belonging to each of Onyx PA and the Merging Corporation shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of Onyx PA and the Merging Corporation.

8. Abandonment of Plan. Notwithstanding anything contained herein to the contrary, this Plan of Merger may be terminated and abandoned by the Board of Directors of Onyx PA and the Merging Corporation at any time prior to the Effective Time of the Articles of Merger, subject to the contractual rights of the parties.

IN WITNESS WHEREOF, this Plan of Merger is entered into effective the day and year first above written.

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Articles of Amendment-Domestic Corporation (15 Pa.C.S.)

☒ Business Corporation (§ 1915).

☐ Nonprofit Corporation (§ 5915).

Name: CT CORP-COUNTER

Address:

City, State, Zip Code:

Document will be returned to the name and address you enter to the left.

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is: Onyx Waste Services, Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)

	Number and Street, City, State, Zip	County

(b) c/o:	CT Corporation System	Philadelphia

	Name of Commercial Registered Office Provider	County

3. The statute by or under which it was incorporated: Business Corporation Law 1933

4. The date of its incorporation: February 1, 1973

5. (Check, and if appropriate complete, one of the following):

☐ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☒	The amendment shall be effective on	July 1, 2006	at
		Date	Hour

6. (Check one of the following):

☐ The amendment was adopted by the shareholders or members pursuant to 15 Pa. C.S. § 1914(a) and (b) or § 5914(a).

☒ The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7. (Check, and if appropriate, complete one of the following):

☒ The amendment adopted by the corporation, set forth in full, is as follows:

The name of the corporation shall be: Veolia ES Solid Waste of PA, Inc.

☐ The amendment adopted by the corporation set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 5th day of June, 2006.

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Articles of Amendment-Domestic Corporation (15 Pa.C.S.)

☒ Business Corporation (§ 1915).

☐ Nonprofit Corporation (§ 5915).

Name: CT CORP-COUNTER

Address:

City, State, Zip Code:

Document will be returned to the name and address you enter to the left.

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is: Veolia ES Solid Waste of PA, Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)

	Number and Street, City, State, Zip	County

(b) c/o:	CT Corporation System	Philadelphia

	Name of Commercial Registered Office Provider	County

3. The statute by or under which it was incorporated is: Business Corporation Law 1933

4. The date of its incorporation is: February 1, 1973

5. (Check, and if appropriate complete, one of the following):

☒ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐	The amendment shall be effective on		at
		Date	Hour

6. (Check one of the following):

☒ The amendment was adopted by the shareholders or members pursuant to 15 Pa. C.S. § 1914(a) and (b) or § 5914(a).

☐ The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7. (Check, and if appropriate complete, one of the following):

☒ The amendment adopted by the corporation, set forth in full, is as follows: The name of the corporation shall be: Advanced Disposal Services Solid Waste of PA, Inc.

☐ The amendment adopted by the corporation set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 29th day of November, 20012.